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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 16, 2004

                        Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     333-65702                  13-3939229
----------------------------   ------------------------    ---------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                  1585 Broadway                                      10036
--------------------------------------------------         ---------------------
                New York, New York                                (Zip Code)
     (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (212) 761-4000
                                                           --------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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     Item 5. Other Events

          In connection with the offering of CDC Mortgage Capital Trust 2004-HE3, Mortgage Pass-through certificates, Series 2004-HE3, certain "Computational Materials", dated July 16, 2004, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above)

     (d) Exhibit 99.2 Related Computational Materials (as defined in Item 5 above)

     (e) Exhibit 99.3 Related Computational Materials (as defined in Item 5 above)

     (f) Exhibit 99.4 Related Computational Materials (as defined in Item 5 above)

     (g) Exhibit 99.5 Related Computational Materials (as defined in Item 5 above)

     (h) Exhibit 99.6 Related Computational Materials (as defined in Item 5 above)

     (i) Exhibit 99.7 Related Computational Materials (as defined in Item 5 above)

     (j) Exhibit 99.8 Related Computational Materials (as defined in Item 5 above)

     (k) Exhibit 99.9 Related Computational Materials (as defined in Item 5 above)

     (l) Exhibit 99.10 Related Computational Materials (as defined in Item 5 above)



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                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MORGAN STANLEY ABS CAPITAL I INC.
                                     -------------------------------------------
                                            as Depositor and on behalf of CDC
                                            Mortgage Capital Trust 2004-HE3
                                            Registrant


                                                By: /s/ Gail McDonnell
                                                    ----------------------------
                                                    Name:  Gail McDonnell
                                                    Title: Vice President




Dated: July 16, 2004



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                                  EXHIBIT INDEX




EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1               Related Computational Materials (as defined in Item 5 above).

99.2               Related Computational Materials (as defined in Item 5 above).

99.3               Related Computational Materials (as defined in Item 5 above).

99.4               Related Computational Materials (as defined in Item 5 above).

99.5               Related Computational Materials (as defined in Item 5 above).

99.6               Related Computational Materials (as defined in Item 5 above).

99.7               Related Computational Materials (as defined in Item 5 above).

99.8               Related Computational Materials (as defined in Item 5 above).

99.9               Related Computational Materials (as defined in Item 5 above).

99.10              Related Computational Materials (as defined in Item 5 above).